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                                                                    Exhibit 10.3


                       AMENDMENT TO EMPLOYMENT AGREEMENT

     This Amendment to Employment Agreement, dated as of March 22, 1999, between David P. Cook ("Employee") and CustomTracks Corporation (formerly Amtech Corporation), a Texas corporation (the "Company") hereby amends that certain Employment Agreement, effective as of April 29, 1998 (the "Employment Agreement"),") between Employee and the Company.

     WHEREAS, Employee and Petabyte Corporation, a Delaware corporation, entered into that certain Amendment to Assignment (herein so called), dated as of March 22, 1999, which, inter alia, deletes Section 5 of that certain Assignment, made
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and effective as of March 14, 1998;

     WHEREAS, in light of the foregoing, the parties desire to amend the Employment Agreement as provided herein;

     In consideration of the premises and the mutual covenants contained herein and in the Patent Purchase Agreement and the Amendment to Assignment, the parties agree as follows:

1. Section 6 of the Employment Agreement is amended by adding the following two sentences to the end thereof: "The parties agree that the ownership of intellectual property that is created, conceived, developed, and the like by Employee during the term of Employee's employment with the Company will be governed by applicable law. Employee will render to the Company such assistance as may be reasonably necessary to evidence and protect the ownership of its intellectual property. If such assistance is required after Employee's separation from employment with the Company, reasonable compensation will be paid to Employee for such assistance.

2. Other than as set forth herein, the Employment Agreement remains in full force and effect as written.

     EXECUTED, on the dates set forth below, to be effective as of the date first set forth above.

                                      CUSTOMTRACKS CORPORATION


                                      /s/Ronald S. Woesser
                                      ------------------------
                                      Date: July 23, 1999
                                           -------------------

                                      /s/David P. Cook
                                      ------------------------
                                      David P. Cook

                                      Date: July 23, 1999
                                           -------------------


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